                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                      [x]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[x]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Materials Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                             TELEVIDEO SYSTEMS, INC.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check the box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                             TELEVIDEO SYSTEMS, INC.

                                 2345 HARRIS WAY
                           SAN JOSE, CALIFORNIA 95131

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON MONDAY, MARCH 24, 1997


 TO TELEVIDEO STOCKHOLDERS:

The Annual Meeting of Stockholders of TeleVideo Systems, Inc., a Delaware corporation (the "Company"), will be held at Sheraton San Jose Hotel located at 1801 Barber Lane, Milpitas, California 95035, on Monday, March 24, 1997, at 9:30 a.m. California time, for the following purposes:

1. To elect four Directors to serve for the ensuing year and until their successors are elected.

2. To approve an amendment to the Company's Certificate of Incorporation to change the corporate name from TeleVideo Systems, Inc. to TeleVideo, Inc.

3. To ratify the selection of Grant Thornton LLP as the independent public accountant of the Company for the 1997 fiscal year.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on February 4, 1997, are entitled to notice of, and to vote at, the meeting.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. TO ASSURE REPRESENTATION AT THE MEETING, HOWEVER, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE.

                                        By Order of the Board of Directors




                                        K. David Kim
                                        Chief Financial Officer

San Jose, California
March 3, 1997

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, POSTAGE PREPAID, IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. YOUR GIVING OF SUCH PROXY DOES NOT PRECLUDE YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                             TELEVIDEO SYSTEMS, INC.

                                 2345 HARRIS WAY
                           SAN JOSE, CALIFORNIA 95131


                                                                   March 3, 1997


TO THE STOCKHOLDERS OF TELEVIDEO SYSTEMS, INC.

         The Annual Meeting of Stockholders of TeleVideo Systems, Inc. will be held at Sheraton San Jose Hotel, 1801 Barber Lane, Milpitas, California, on Monday, March 24, 1997, at 9:30 a.m. California time.

         The Annual Report for fiscal 1996 is enclosed herewith. At the stockholders' meeting, we will discuss in more detail the subjects covered in the Annual Report as well as other matters of interest to stockholders.

         The enclosed proxy statement explains the items of business to come formally before the Annual Meeting. As a stockholder, it is in your best interest to express your views regarding these matters by signing and returning your proxy. This will ensure the voting of your shares if you do not attend the Annual Meeting.

         Your vote is important regardless of the number of shares of the Company's Stock you own, and all stockholders are cordially invited to attend the Annual Meeting. To ensure your representation at the Annual Meeting, please mark, sign, date and mail the enclosed proxy promptly in the return envelope provided, which requires no postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.



                                            Sincerely yours,




                                            Dr. K. Philip Hwang
                                            Chairman and Chief Executive Officer

                             TELEVIDEO SYSTEMS, INC.


                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 24, 1997


GENERAL

This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of TeleVideo Systems, Inc., a Delaware corporation (the "Company"), for use at its Annual Meeting of Stockholders to be held on March 24, 1997, and at any adjournments or postponements of that meeting. All proxies will be voted in accordance with the instructions contained in the proxy, and if no choice is specified, the proxies will be voted in favor of the proposals set forth in the Notice of Annual Meeting. The Annual Meeting will be held at Sheraton San Jose Hotel located at 1801 Barber Lane, Milpitas, California 95035, at 9:30 a.m. California time.

The Company's principal executive offices are located at 2345 Harris Way, San Jose, California 95131.


VOTING RIGHTS AND OUTSTANDING SHARES

The Board of Directors (the "Board") has fixed February 4, 1997, as the record date of determination of stockholders entitled to vote at the Annual Meeting (the "Record Date"). At the close of business on February 4, 1997, there were outstanding and entitled to vote 45,404,745 shares of Common Stock of the Company.

On each matter that may come before the Annual Meeting, each stockholder is entitled to one vote for each share of Common Stock.

Under California law, a corporation incorporated in a state other than California may nevertheless be treated for some purposes as though it is a California corporation, if certain conditions are satisfied that establish that the company has significant contacts with California. Those conditions relate to the amount of property, payroll, sales and stock ownership in California. As of the end of its last fiscal year, the Company met the applicable tests and therefore, is subject to certain provisions of the California Corporations Code. Among the California provisions application to the Company is the requirement that cumulative voting be available in the election of directors. Under cumulative voting rules, every stockholder voting in the election of directors may cumulative such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which the stockholder's shares are entitled, or distribute the stockholder's votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more candidates than are provided for by the By-laws at the time of voting. However, no stockholder will be entitled to cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and any stockholder has given notice, at the Annual Meeting and prior to the commencement of voting, of such stockholder's intention to cumulate votes. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector"). The Inspector will also determine whether or not a quorum is present. The Inspector will separately tabulate affirmative and negative votes, abstentions and broker-non-votes.

The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the purpose of transacting business at the Annual Meeting. Abstentions and broker-non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of votes cast on proposals presented to stockholders, and therefore will have the effect of a negative vote. Broker-non-votes are not counted for purposes of determining whether a proposal has been approved. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. A blank space is provided on the proxy card for stockholders to mark if they wish either to abstain on the proposal or to withhold authority to vote for one or more nominees for director. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the proposals described herein as the proxy holders deem advisable, on other matters that may come before the meeting, as the case may be with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.


REVOCABILITY OF PROXIES

At the Annual Meeting, valid proxies will be voted as specified by the stockholder. Any stockholder giving a proxy in the accompanying form retains the power to revoke it at any time prior to the exercise of the powers conferred in the proxy and may do so by taking any of the following actions: (i) delivering written notice to the Secretary of the Company, (ii) delivering to the Secretary of the Company a duly executed proxy bearing a later date or (iii) personally attending the Annual Meeting and revoking the proxy. A stockholder's attendance at the Annual Meeting will not revoke the stockholder's proxy unless the stockholder affirmatively indicates at the Annual Meeting the intention to vote the stockholder's shares in person. If a stockholder's shares are held of record by a broker, bank or other nominee and such stockholder wishes to vote in person at the Annual Meeting, the stockholder must obtain from the record holder a proxy issued in the name of the stockholder.


SOLICITATION

The Company will bear the cost of solicitation of proxies. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone or telegram. The Company has retained Beacon Hill Partners, Inc., 90 Broad Street, New York, NY 10004, to solicit proxies from brokers and nominees for a fee of $3,250, plus out-of-pocket expenses.

The Company intends to mail this Proxy Statement and proxy card on or about March 3, 1997 to stockholders of record as of the Record Date.

                   MATTERS TO BE CONSIDERED AT ANNUAL MEETING

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

The By-laws of the Company provide for three or more Directors, and the currently authorized number of Directors is four. Four Directors are to be elected at the meeting. Each Director to be elected will hold office until the next Annual Meeting of Stockholders and until his successor is elected, or until the death, resignation or removal of such Director.

The four nominees are currently Directors of the Company. The four nominees, Dr.
K. Philip Hwang, Mr. Stephen S. Kahng, Ms. Kristine Kim and Dr. Robert E. Larson, were re-elected to the Board by the stockholders at the 1996 Annual Meeting.

Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. In the event that any nominee is unable to serve as a Director at the time of the Annual Meeting, the proxies may be voted for such substitute nominee as the proxy holder may determine. Shares represented by the accompanying proxy will be voted for the election of the four nominees recommended by the Board, unless the proxy is marked in such a manner as to withhold authority to vote or as to vote for one or more alternate candidates. The proxies solicited by this Proxy Statement may not be voted for more than four nominees.

VOTING REQUIREMENTS

Directors are elected by a plurality of the votes present and in person or represented by proxy and entitled to vote on the proposal. Votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. A broker-non-vote will not be treated as entitled to vote on this matter.

The Board recommends a vote FOR the re-election of each of the nominees.

NOMINEES

The names of the nominees, and certain information about them, as of February 20, 1997, is set forth below:

                                                                                             DIRECTOR
       NAME OF NOMINEE          AGE                        POSITION                           SINCE
       ---------------          ---                        --------                           -----
Dr. K. Philip Hwang             60    Chairman and Chief Executive Officer                     1976
                                       TeleVideo Systems, Inc.

Mr. Stephen S. Kahng(1)         47    President and Chief Executive Officer                    1994
                                      Power Computing Corporation

Ms. Kristine Kim                32    Vice President of Sales                                  1996
                                      TeleVideo Systems, Inc.

Dr. Robert E. Larson(1)         58    Chairman and Chief Executive Officer                     1989
                                       Expert-EASE Systems, Inc.

------------------------------ ------
 (1) Member of the Audit Committee

There is no family relationship between any Director or Executive Officer of the Company.

Dr. K. Philip Hwang is the founder of the Company and has been Chairman of the Board and Chief Executive Officer since October 1976. From August 1990 to April 1991, he served as the Acting Chief Financial Officer. Since 1992, Dr. Hwang has also served as Chairman of AdMOS (Advanced MOS Systems), an engineering firm specializing in ASIC chip design. AdMOS is a private corporation in which TeleVideo holds a 20% interest.

Mr. Stephen S. Kahng joined the Company as a member of the Board of Directors effective November 1994. Since November 1993, Mr. Kahng has been the President and Chief Executive Officer of Power Computing Corporation which manufactures Power PC-based workstations. From December 1991 to November 1993, he served as the President of Up To Date Technology, Inc. which is a system design consulting company to the personal computer industry.

Ms. Kristine Kim has been serving TeleVideo since January 1988 and has successfully managed various Sales and Marketing Departments. She was promoted to Vice President of Sales and was elected as a member of the Board in February 1996. Ms. Kim has a BA degree in Economics and International Relations from UC Davis and a MBA degree in International Corporate Management and Professional Export Management at Golden Gate University in California.

Dr. Robert E. Larson joined the Company as a member of the Board of Directors effective December 1989. Since September 1983, he has served as General Partner of Woodside Fund, a venture capital fund, and since September 1985, he has been a member of the Board of Directors of Skye Investment Advisers, a registered investment adviser firm. Since 1973, Dr. Larson has been a Consulting Professor in the Engineering-Economic Systems Department at Stanford University.

EXECUTIVE OFFICERS

The names of the Company's Executive Officers who are not Directors and certain information about each of them are as follows:

Mr. David Kim rejoined the Company in January 1991 as Vice President, Business Development, and since April 1991, he has served as the Company's Chief Financial Officer. Mr. Kim was with the Company from 1981 to 1987 as Director of Terminal Manufacturing Operations and in 1988, he was appointed as Vice President, International Operations. From July 1988 to January 1991, Mr. Kim was Executive Vice President of Kabil Electronics Co., Ltd., a TeleVideo OEM of CRT terminals and personal computers in Seoul, Korea.

Mr. Anthony Thia joined TeleVideo as VP of Marketing in August 1996. Prior to coming to TeleVideo, Mr. Thia was the Director of Marketing at ASI (Asia Source Inc.), a national PC distributor headquartered in California, from 1994 to 1996. From 1990 to 1994, Mr. Thia was the Sales and Marketing Manager at ASI. Mr. Thia holds a B.S. in Computer Science from Iowa State University.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities registered under the Exchange Act, to file with the Commission reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of this information, including written representations that no other reports were required, the Company believes that during the fiscal year ended October 31, 1996, each of the Company's executive officers, directors and holders of ten percent or more of the Company's Common Stock timely filed all reports required to be filed pursuant to
Section 16(a) of the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

 The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of February 4, 1997: (i) all those known to the Company to be beneficial owners of more than five percent (5%) of its Common Stock; (ii) each Director and Director nominee of the Company; (iii) each person named in the Summary Compensation Table; and (iv) all Executive Officers and Directors of the Company as a group. The Company knows of no arrangements that will result in a change in control subsequent to the date hereof. Except as otherwise indicated, each person has sole investment and voting power with respect to the shares shown, subject to community property laws, where applicable.

DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS                       BENEFICIAL OWNERSHIP
----------------------------------------------                       --------------------
                                                                                    PERCENT
NAME                                                               SHARES           OF TOTAL
----                                                               ------           --------
K. Philip Hwang                                                   28,214,092        62.1%(1)
2345 Harris Way, San Jose, California 95131

Stephen S. Kahng                                                      50,000(2)          (3)
2555 North IH-35, Round Rock, Texas 78664

Kristine Kim                                                          90,000(4)          (3)
2345 Harris Way, San Jose, California 95131

Robert E. Larson                                                     150,000(5)          (3)
850 Woodside Drive, Woodside, California 94062

All present Executive Officers and Directors as a Group
(6 persons)                                                       28,563,092(6)     62.9%

--------------------------------------------------------------

(1) Includes an aggregate of 303,934 shares held in trust for Dr. Hwang's children, 90,000 shares held of record by the Kyupin Philip and C. Gemma Hwang Foundation, and the 27,820,158 shares held of record by Dr. Hwang and his spouse.

(2) Includes 50,000 shares Mr. Kahng may acquire within 60 days of the date of this table pursuant to the exercise of stock options.

(3)      Represents less than one percent (1%).

(4) Includes 90,000 shares Ms. Kim may acquire within 60 days of the date of this table pursuant to the exercise of stock options.

(5) Includes 150,000 shares Dr. Larson may acquire within 60 days of the date of this table pursuant to the exercise of stock options.

(6) Includes: (i) 34,000 shares of Common Stock certain officers (not named in the table) owned as of February 4, 1997, (ii) 25,000 shares of Common Stock certain officers (not named in the table) may acquire within 60 days of the date of this table pursuant to the exercise of stock options, and (iii) the shares of Common Stock referred to in notes 1 to 5 above.

BOARD MEETINGS AND COMMITTEES

During the fiscal year ended October 31, 1996, the Board held five meetings. Each member of the Board attended all meetings held during the 1996 fiscal year.

The Company's Audit Committee, consisting of Dr. Larson and Mr. Kahng, met five times during fiscal 1996. This Committee reviews the independence of the Company's independent certified public accountants, recommends the engagement and discharge of independent accountants and reviews accounting policies, internal accounting controls and results of audit engagements. During fiscal 1996, neither the Board of Directors nor the Company's independent certified public accountants raised any issues with respect to matters which required formal review.

The Company does not have any executive, compensation, nominating or other committees.


COMPENSATION OF DIRECTORS

Directors who are employees of the Company are not separately compensated for their services as directors or as members of committees of the Board of Directors. During fiscal 1996, directors who were not employees of the Company received $500 for each board meeting attended and were reimbursed for reasonable travel and other expenses. No compensation is paid for attendance at meetings of committees of the Board of Directors.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended October 31, 1996, the Company did not have a Compensation Committee. The full Board of Directors serves the function of the Compensation Committees. None of the Board members or Executive Officers has, during fiscal 1996, served on the board of directors or compensation committee of any other entity, any of whose officers or directors served on the Board of Directors of the Company.


COMPENSATION COMMITTEE REPORT

The Board of Directors as a whole serves the function of a Compensation Committee since the Company has no formal Compensation Committee. The Company's executive compensation philosophy is to attract and retain executive officers capable of leading the Company to fulfillment of its business objectives by offering competitive compensation opportunities that in large part reward individual contributions as well as including a component that recognizes overall corporate performance. In addition, long-term equity compensation is awarded to align the interests of management and stockholders. The Company provides Executive Officers (and key employees) of the Company with a substantial economic interest in the long-term appreciation of the Company's stock through the grant of stock options and participation in the Employee Stock Options Plan, subject to vesting restrictions.

To further these objectives, compensation program for Executive Officers generally consist of four components: (i) base cash salaries, (ii) management bonus plan, (iii) stock options, and (iv) employee retirement plan. Total compensation paid by the Company to its Executive Officers is designed to be competitive with the compensation packages paid to the management of comparable companies in the electronic manufacturing industry. The Board generally evaluates corporate and individual performance based on factors such as achieving profitability, increasing stockholders' value and continued growth. As a result, a significant component of the evaluation involves a subjective assessment of qualitative factors. Moreover, the Board does not base its considerations on any single performance factor, nor does it specifically assign relative weight to factors, but rather considers a mix of factors and evaluates the Company and individual performance against that mix.

Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal income tax purposes of no more than $1,000,000 of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1,000,000 may be deducted if it is "performance-based compensation" within the meaning of the Code. The statute containing this law and the applicable proposed Treasury regulations offer a number of transitional exceptions to this deduction limit for pre-existing compensation plans, arrangements and binding contracts. As a result, the Board believes that at the present time it is quite unlikely that the compensation paid to any Named Executive Officer in a taxable year which is subject to the deduction limit will exceed $1,000,000. Therefore, the Board has not yet established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation." The Board intends to continue to evaluate the effects of the statue and any final Treasury regulations and to comply with Code Section 162(m) in the future to the extent consistent with the best interests of the Company.

Base Salaries

The Board approves salary changes for Executive Officers in accordance with the salary administrative policy. Salary adjustments are generally made following the anniversary of the Executive Officers. The salary administrative policy is a long-standing one that is periodically reviewed by the Board. The policy sets ranges for various positions, based on job evaluation and competitive salary data of other companies. Within the ranges, adjustments are recommended on the basis of position within the range, individual performance and an overall corporate merit salary percentage factor, which is established by the Board.

Management Bonus Plan

In fiscal 1984, the Board adopted a Management Bonus Plan that provides for annual or semi-annual cash awards to officers and other key employees as determined annually by the Board (or by the standing Compensation Committee of the Board, if any) based on the achievement of corporate and individual goals set by the Board, as well as the financial condition and prospects for the Company. The plan provides that the maximum amount that may be awarded to any person is equal to 45% of such person's salary and the allocation of individual bonuses is determined by the person's position, individual performance within certain ranges, and the Company's performance. For fiscal year 1996, no cash was paid under this plan.

Stock Options

Long-term equity incentives are granted to executive officers and other selected employees from time to time on a discretionary basis. All options granted to date have been for four year terms, with an exercise price equal to the Common Stock's market value on the date of grant, and generally become incrementally exercisable after one year of continued employment following the grant date. Options are granted based upon recommendations of management as to the grantees, number of options that should be granted and other terms. Options are granted to key employees, including the executive officers, based on current performance, anticipated future contribution based on the performance and ability to impact corporate and/or business results.

Employee Retirement Plan

Effective January 1996, the Board adopted the TeleVideo Systems, Inc. Employee Savings and Retirement Plan and Trust (the "401(k) Plan") pursuant to which employees may defer compensation for income tax purposes under Section 401(a) and 401(k) of the Code. All domestic employees of the Company, including officers, who have completed three months of service are eligible to participate in the 401(k) Plan.

The Plan provides that from time to time eligible employees may contribute to their account up to 15% of their cash compensation through payroll deductions, subject to statutory limitations. The Company may make a discretionary matching contribution equal to a specified percentage (determined annually by the Board, but not exceeding 25%) of the first four percent of the compensation contributed by the employee. Employee contributions in calendar 1996 could not exceed $ 9,500. In addition, contributions of "highly compensated" employees (as defined in the Code) may be further limited by anti-discrimination rules governing 401(k) plans.

Employees have a 100% vested interest in their contributions to the 401(k) Plan and the earnings thereon at all times. An employee's interest in the Company's matching discretionary contributions and the earnings thereon vest at a rate of 33.33% per year for each year of the employee's service after 1986, except that such interest will be fully vested as the result of the disability, death or retirement of the employee or the termination of the Plan. All contributions are held by a trustee under a written trust agreement. Participants may direct the investment of their accounts among certain specified alternatives. Such alternatives do not include an investment in the Company's Common Stock.

Chief Executive Officer Compensation

The Company's policy is to compensate its officers, including the Chief Executive Officer, with salary commensurate with the base compensation paid by competitive employers, supplemented by compensation in recognition of performance. Dr. Hwang was named Chief Executive Officer effective October 1976. He is entitled to a salary at an annual rate of $200,000 which, in fiscal 1990, he agreed to temporarily reduce by 30%. Dr. Hwang's base salary in fiscal 1996, therefore, was set at $140,000 which was the same as the previous years.. He is also entitled to participate in the Management Bonus Plan. Dr. Hwang did not receive a bonus under the annual bonus plan and was awarded no stock options during the fiscal year ended October 31, 1996. The Board based this compensation package on an assessment of various factors related to the Company's profitability and cash position. As in previous years, in making its compensation decisions the Board also took into consideration executive compensation information from other companies in the industry, including industry surveys, publicly available information and reports from compensation consulting firms. The Board has approved no change in base salary for Dr. Hwang for fiscal 1997.


                                                     Board of Directors


                                                     K. Philip Hwang
                                                     Stephen S. Kahng
                                                     Kristine Kim
                                                     Robert E. Larson

EXECUTIVE COMPENSATION

The following table shows executive compensation paid or accrued by the Company for services rendered to the Company or its subsidiaries in all capacities during the three fiscal years ended October 31, 1996, to the Company's Chief Executive Officer and each of the Company's other Executive Officers (the "Named Executive Officers") whose total annual salary and bonus exceeded $100,000.


                           SUMMARY COMPENSATION TABLE

                                      ANNUAL COMPENSATION                    LONG TERM COMPENSATION
                                      -------------------                    ----------------------

                                                      OTHER ANNUAL                  OPTIONS/                   OTHER
NAME AND PRINCIPAL                                    COMPENSATION     RESTRICTED    SARS          LTIP        COMPEN-
POSITION                        YEAR    SALARY($)         ($)            STOCK      (SHARES)     PAYOUTS       SATION
--------                        ----    ---------         ---            -----      --------     -------       ------
K. Philip Hwang                 1996     140,000           0               0            0           0            0
  Chief Executive Officer       1995     140,000           0               0            0           0            0
                                1994     140,000           0               0            0           0            0

OTHER COMPENSATION

Stock Option Grants in Last Fiscal Year

The following table provides information with respect to options granted in the Last Fiscal Year to the Named Executive Officers.

                          INDIVIDUAL GRANTS
                          -----------------
                                      % OF TOTAL                                   POTENTIAL REALIZABLE VALUE
                      NUMBER OF        OPTIONS                                     AT ASSUMED ANNUAL RATES OF
                      SECURITIES      GRANTED TO                                  STOCK PRICE APPRECIATION FOR
                      UNDERLYING      EMPLOYEES      EXERCISE                             OPTION TERM
                       OPTIONS        IN FISCAL       PRICE      EXPIRATION               -----------
NAME                  GRANTED(1)      YEAR(2)         ($/SH)        DATE              5%($)(3) 10%($)(3)
----                  -----------     ----------      ------        ----            ---------- -----------
K. Philip Hwang           -               -             -            -

Kristine Kim           100,000          12.36%        $0.66       02/09/06            $41,507   $105,187


(1) All options were granted under the 1991 Incentive Stock Option Plan and have exercise prices equal to the fair market value of the Company's Common Stock on the date of grant.

(2) Based on 809,000 options granted under all option plans to employees during the Last Fiscal Year.

(3) Potential realizable value is based on an assumption that the market price of the stock appreciates at the stated rate, compounded annually, from the date of grant until the end of the 10-year term of the option. These values are calculated based on requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate or projection of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the Common Stock.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option
Values

The following table provides information with respect to option exercises in the Last Fiscal Year by the Named Executive Officers and the value of their unexercised options at Fiscal Year End.

                                                     NUMBER OF SECURITIES
                                                          UNDERLYING
                                                      UNEXERCISED OPTIONS            VALUE OF UNEXERCISED
                        SHARES                          AT FISCAL YEAR              IN-THE-MONEY OPTIONS AT
                       ACQUIRED        VALUE               END(#)(2)                FISCAL YEAR END($)(2)(3)
                          ON          REALIZED            -----------             ---------------------------
NAME                 EXERCISE(#)       ($)(1)         VESTED       UNVESTED         VESTED           UNVESTED
----                 ------------      -------        ------       --------         ------           --------
K. Philip Hwang              --            --             --            --              --                 --

Kristine Kim              2,500        $1,025         40,000        50,000        $  1,050           $  1,313
                         10,000        $2,500             --       100,000              --           $(25,375)


(1) Market value of the shares on date of exercise, less the exercise price.

(2) All options are immediately exercisable, but shares issued upon exercise are subject to vesting restrictions. Accordingly, there were no unexercisable options outstanding at fiscal year end.

(3) Value is based on fair market value of the Company's common stock of $0.40625 per share on October 31, 1996 (the last trading day of the Last Fiscal Year), less the exercise price.


Long Term Incentive Plan Awards: No long term incentive awards were made by the Company during fiscal 1996. Accordingly, a table setting forth such awards has not been included.


EMPLOYEE BENEFIT PLANS

         TeleVideo Systems, Inc. 1991 Incentive Stock Option Plan

On November 12, 1991, the Board adopted the TeleVideo Systems, Inc. 1991 Incentive Stock Option Plan (the "1991 ISO Plan"), which was approved by the stockholders of the Company at the 1992 Annual Meeting. This plan authorizes 4,000,000 shares of Common Stock for options to be granted to employees of the Company including officers. Options granted under the 1991 ISO Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). A total of 250,000 shares of stock options were granted to the Company Officers and members of the Board during the 1996 fiscal year.


CASH PROFIT SHARING PLAN

Effective May 1984, the Board approved a Cash Profit Sharing Plan for employees (other than Executive Officers, Directors, and sales persons covered by the sales incentive plan) that provides for semi-annual cash payments to eligible employees who complete six months of service with the Company. The cash payment is determined by a formula based upon the Company's contribution of a percentage of the after-tax profits of the Company and the ratio that each eligible employee's compensation bears to the eligible compensation of all employees in the plan. For fiscal year 1996, no amount was paid under this plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the two fiscal years ended October 31, 1996, there were no Company transactions exceeding $60,000 in which any Director or Executive Officer, Director nominee, principal stockholder or member of any such person's immediate family had a direct or indirect material interest. Similarly, there are no such proposed transactions pending.


STOCK PERFORMANCE GRAPH

The following graph compares the cumulative stockholder returns on the Company's Common Stock, the Standard & Poor's 500 and the S & P High Tech Composite Indexes. The graph covers the five-year period from December 31, 1991 through December 31, 1996, and assumes a $100 investment made on December 31, 1991. Each of the three measures of cumulative total return assumes reinvestment of dividends. The stock performance shown on the graph below is not necessarily indicative of future performance.


                       [GRAPH OF TOTAL RETURN OF INDEXES]



                              12/31/91     12/31/92    12/31/93    12/31/94    12/31/95     12/31/96
TeleVideo Systems, Inc.          100         240         240         221          441         221

Standard & Poor's 500            100         104         112         110          148         178

Peer Group(1)                    100         102         122         142          202         286

----------------------------

(1) The Peer Group Index is based on the Standard & Poor's High Tech Composite Index.

                                 PROPOSAL NO. 2

              APPROVAL OF AMENDMENT OF CERTIFICATE OF INCORPORATION
                         TO CHANGE THE COMPANY'S NAME TO
                                 TELEVIDEO, INC.


The Board of Directors has approved a change in the name of the Company to TeleVideo, Inc. The Board considered the name change to be advisable and appropriate in order to better reflect the Company's existing lines of business. The Board believes the current name could be considered too restrictive for a company that primarily designs and markets monitors, terminals and multimedia products. The Board also believes that the change in the Company's name will not cause confusion in the marketplace with existing customers since it is substantially similar to the corporate name since inception.

To effect this change, the stockholders must approve an amendment to the Certificate of Incorporation to amend Article I of the Company's Certificate of Incorporation. The amendment will make no other changes to the Certificate of Incorporation. The name change will become effective upon the filing of a Certificate of Amendment of Certificate of Incorporation in the Office of the Delaware Secretary of State. The Company expects that the appropriate filing will be made with the Delaware Secretary of State promptly upon approval by the stockholders of this proposal.


VOTING REQUIREMENTS

The affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon will be required to approve the amendment of the Certificate of Incorporation to change the Company's name to TeleVideo, Inc.

The Board of Directors recommends a vote FOR the approval of the amendment to the Certificate of Incorporation to effect the name change to TeleVideo, Inc.

                                 PROPOSAL NO. 3

                            RATIFICATION OF SELECTION
                        OF INDEPENDENT PUBLIC ACCOUNTANTS


The Board of Directors has selected Grant Thornton LLP as the Company's independent auditors for the fiscal year ending October 31, 1997 and has further directed that management subject the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Grant Thornton LLP has audited the Company's financial statements since 1991. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Grant Thornton LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the directors determine that such a change would be in the best interests of the Company and its stockholders.


VOTING REQUIREMENTS

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Grant Thornton LLP.

The Board of Directors recommends a vote FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending October 31, 1997.

                             REPORT TO STOCKHOLDERS

The Company's Annual Report to Stockholders for fiscal year 1996, which contains the Consolidated Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations, is being mailed with this Proxy Statement to stockholders entitled to notice of the Annual Meeting.


                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's Annual Meeting to be held in 1998 must be received by the Company no later than October 31, 1997, in order for them to be considered for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting. It is recommended that stockholders submitting proposals direct them to the Secretary of the Company and use "certified mail, return receipt requested" in order to provide proof of timely receipt. No such proposals were received with respect to the Annual Meeting scheduled for March 24, 1997.


                                  OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting. However, if any other matters are properly presented to the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.


                             STOCKHOLDERS PROPOSALS

Proposals of stockholders that are intended to be presented at the Company's Annual Meeting of Stockholders to be held in 1998 must be received by the Company no later than October 31, 1997, in order to be included in the Proxy Statement and proxy relating to that meeting.



                                       By Order of the Board of Directors




                                       K. David Kim
                                       Chief Financial Officer


The Board of Directors hopes that stockholders will attend the meeting. Whether or not you plan to attend, you are urged to complete, sign and return the enclosed proxy in the accompanying envelope. A prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Stockholders who attend the meeting may vote their shares personally even though they have sent in their proxies.


March 3, 1997

                             TELEVIDEO SYSTEMS, INC.

                   2345 HARRIS WAY, SAN JOSE, CALIFORNIA 95131

  PROXY SOLICITED BY BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 24, 1997

KATHY CLEVELAND and JOYCE YAU, or each of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, and to vote the TeleVideo Systems, Inc. Common Stock of the undersigned at the 1997 Annual Meeting of Stockholders of TeleVideo Systems, Inc., which is being held at Sheraton San Jose Hotel, 1801 Barber Lane, Milpitas, California 95035, on Monday, March 24, 1997, at 9:30 a.m. California time, and at any postponements or adjournments of that meeting, as set forth below, and, in their discretion, upon any other business that may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED
BELOW:

1. To elect directors to serve for the ensuing year and until their successors are elected.

   / / FOR all nominees listed below   / / WITHHOLD AUTHORITY
       (except as marked below)            to vote for all nominees listed below

        K. PHILIP HWANG, STEPHEN S. KAHNG, KRISTINE KIM, ROBERT E. LARSON

(INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name below:)
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:

2. To approve the amendment of the Company's Certificate of Incorporation to change the corporate name from TeleVideo Systems, Inc. To TeleVideo, Inc.

            / / FOR                / /  AGAINST               / / ABSTAIN

3. To ratify the selection of Grant Thornton LLP as the independent public accountant of TeleVideo Systems, Inc. for the 1997 fiscal year.

            / / FOR                / /  AGAINST               / / ABSTAIN


4. In their discretion with respect to any other matters that may properly come before the meeting or any adjournment thereof.

         THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAME AND FOR PROPOSALS 2 AND 3 SPECIFIED HEREIN.

                                       Dated: ____________________________, 1997

                                       _________________________________________

                                       If shares are issued in the names of two or more persons, each of you should sign the proxy. If the proxy is executed by a corporation, it should be signed in the corporate name by an authorized officer. When signing as attorney, executor, administrator, trustee, or guardian, or in any representative capacity, give full title as such.